EXHIBIT  32

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gary D. Lewis, Chairman and Jack Zwick, consulting CFO of American BioCare, Inc., (the Company), DO HEREBY CERTIFY, that:

1.           The Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th day of November, 2010.

  _/s/ Gary D. Lewis
                           Gary D. Lewis,
                                                                                 Chairman

      /s/ Jack Zwick
  Jack Zwick
  Consulting CFO

     A signed original of this written statement required by Section 906 has been provided to American BioCare, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.